EXHIBIT 10.37.1

                            Southwest Community Bank
                            ------------------------

                                  AMENDMENT TO
          LIFE INSURANCE ENDORSEMENT METHOD SPLIT DOLLAR PLAN AGREEMENT

         This Amendment dated April 19, 2006 amends the Life Insurance Endorsement Method Split Dollar Plan Agreement between Southwest Community Bank (the "Bank") and Alan J. Lane (the "Insured") dated June 15, 2005 (the "Agreement").

1. Notwithstanding any other provision of the Policy or the Agreement, it is intended that any payment or benefit which is provided to the Insured pursuant to or in connection with the Policy or this Agreement which is considered to be nonqualified deferred compensation subject to Section 409A of the Code shall be provided and paid in a manner, and at such time and in such form, as complies with the applicable requirements of Section 409A of the Code to avoid the unfavorable tax consequences provided therein for noncompliance.

2. The Agreement shall otherwise remain in full force and effect as written.


IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

BANK:

Southwest Community Bank


By:    /s/ Howard B. Levenson
    ----------------------------

Name:    Howard B. Levenson
      --------------------------

Its:      Chairman
     ------------------------

INSURED:

  /s/ Alan J. Lane
--------------------------------
Alan J. Lane